Federated Managed Volatility Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER FVOAX)
CLASS C SHARES (TICKER FVOCX)
INSTITUTIONAL SHARES (TICKER FVOIX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2017
On May 18, 2017, the Board of Trustees (the “Board”) of Federated Equity Funds approved a Plan of Liquidation for Federated Managed Volatility Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about June 23, 2017 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.
Accordingly, the Adviser may begin positioning the portfolio of the Fund for liquidation, which may cause the Fund to deviate from its stated investment objective and strategies. It is anticipated that the Fund's portfolio will be positioned into cash on or some time prior to the Liquidation Date. Effective as of the close of business on June 8, 2017, the Fund will be closed to new investors and investments by existing shareholders.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund's Plan of Liquidation. Final dividends will be paid in advance of the Liquidation. Any capital gains will be distributed to shareholders, if necessary, prior to the Liquidation.
Any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund's Prospectus. Shareholders may also exchange their shares of the Fund into shares of the same class of another Federated fund if the shareholder meets the eligibility criteria and investment minimum for the Federated fund for which the shareholder is exchanging.
Any income or capital gains distributed to shareholders prior to the Liquidation Date or as part of the liquidation proceeds will be subject to tax. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.

In the Fund's Statement of Additional Information, under the section entitled “Investment Co-Advisers,” please add the following as the final sentence:
“Effective June 1, 2017, Federated Equity Management Company of Pennsylvania would be allocated 80% of the balance of the aggregate advisory fee and Federated Global Investment Management Corp. would be allocated 20% of the balance of the aggregate fee.”
May 22, 2017
Federated Managed Volatility Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453814 (5/17)
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